August 29, 2023 To Our Fellow U. S. Steel Stockholders, We want to update you directly on the value maximization work underway by the Board of Directors and management team with the assistance of our outside financial and legal advisors. While everyone at U. S. Steel is focused first and foremost on safety, the team continues to make significant progress transforming the Company into a customer-centric, world-competitive Best for All® steelmaker. We are winning in strategic markets, moving down the cost curve and moving up the talent curve. This proven strategy has provided customers with profitable steel solutions for people and the planet, while rewarding U. S. Steel stockholders. It is a great credit to this transformation and our best-in-industry team that our Company has received multiple unsolicited proposals, ranging from the acquisition of parts of the Company to consideration for acquiring all of U. S. Steel. While the Board of Directors and management team are confident in the strategy currently underway, we take these proposals seriously. Our number one obligation is to uphold our fiduciary duties. This means that we are focused on the path forward for our Company that drives the most value for you – our stockholders. Given the significant amount of interest in our Company from multiple, credible bidders, the Board, with the counsel of our outside advisors, strongly believes it is our duty to conduct a strategic alternatives review process to fairly and fully evaluate all options available for U. S. Steel. While some companies undertake this kind of review privately, we chose to make it public to ensure that the process is as robust as possible and the Board hears all options, from any party that may have an interest in our Company. We announced our review on August 13 and have been impressed by both the high-level of interest from potential transaction partners and the speed with which our team is working. We also appreciate the support from the many U. S. Steel stockholders we have heard from that running a competitive, public process is the best means to arrive at an outcome that maximizes stockholder value. While we can’t speak to the specifics of any of the proposals received to date, we can share that: we are entering into customary confidentiality agreements with numerous third parties, we are starting to share due diligence information under these confidentiality agreements, and we are highly focused on running a fair and competitive process to maximize stockholder value and mitigate transaction execution risk. Exhibit 99.1

While we don’t know how long the process will take, the Board of Directors, management team and outside advisors are moving quickly to complete it, all while focused on driving maximum value. Once the review of the strategic alternatives is completed, the Board will decide on a path forward for the Company that it believes is in the best interest of U. S. Steel stockholders. We highly value you and your feedback and thank you for your continued support. Sincerely, David B. Burritt David S. Sutherland Board ChairPresident & CEO Foward Looking Statements This letter may contain information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements about the potential outcome of the Corporation’s strategic alternatives review process. We intend the forward- looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Corporation’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Corporation’s control. It is possible that the Corporation’s actual results, financial condition and developments may differ, possibly materially, from the anticipated results, developments and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Corporation's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, whether the objectives of the strategic alternative review process will be achieved; the terms, structure, benefits and costs of any strategic transaction, if any; the timing of any transaction and whether any transaction will be entered into or consummated at all; the risk that the strategic alternatives review and its announcement could have an adverse effect on the ability of the Corporation to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally; the risk the strategic alternatives review could divert the attention and time of the Corporation’s management, the risk of any unexpected costs or expenses resulting from the review; the risk of any litigation relating to the review; and the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2022 and those described from time to time in our future reports filed with the Securities and Exchange Commission.